Exhibit 10.22


                                     FOURTH AMENDMENT TO
                                 LOAN AND SECURITY AGREEMENT


     THIS FOURTH AMENDMENT TO LOAN AND SECURITY AGREEMENT (the "Amendment") is dated as of June 30, 1998, and is by and between TRANSITION NETWORKS, INC., a Minnesota corporation (the "Borrower") and U.S. BANK NATIONAL ASSOCIATION, f/k/a First Bank National Association, a national banking association (the "Bank"). Capitalized terms not otherwise expressly defined herein shall have the meanings set forth in the Loan Agreement.

                                           RECITALS

     WHEREAS, the Borrower and the Bank are parties to a Loan and Security Agreement, dated as of August 9, 1996, (the "Original Agreement") as amended by a First Amendment dated as of May 29, 1997 a Second Amendment dated as of September 30, 1997, and a Third Amendment dated as of March 31, 1998 (the Original Agreement, as so amended, the "Loan Agreement");

     WHEREAS, the Borrower and the Bank desire to further amend the terms of the Loan Agreement;

     NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

                         ARTICLE 1 - AMENDMENTS TO THE LOAN AGREEMENT

     Effective on the date hereof, the date "June 30, 1998" appearing in the first line of the definition of "Termination Date" in Section 1.1 of the Original Agreement and the date "September 30, 1998" substituted therefor.

                       ARTICLE II - REPRESENTATIONS AND WARRANTIES

          To induce the Bank to enter into this Amendment and to make and maintain the Loans under the Loan Agreement as amended hereby, the Borrower hereby warrants and represents to the Bank that: (a) The execution, delivery and performance by the Borrower of this Amendment and any other documents to which the Borrower is a party have been duly authorized by all necessary corporate or partnership action, do not require any approval or consent of, or any registration, qualification or filing with, any government agency or


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authority or any approval or consent of any other person (including, without limitation, any stockholder or partner), do not and will not conflict with, result in any violation of or constitute any default under, any provision of the Borrower's articles of incorporation or bylaws, any agreement binding on or applicable to the Borrower or any of its property, or any law or governmental regulation or court decree or order, binding upon or applicable, to the Borrower or of any of its property and will not result in the creation or imposition of any security interest or other lien or encumbrance in or on any of its property pursuant to the provisions of any agreement applicable to the Borrower or any of its property; (b) The Loan Agreement as amended by this Amendment is the legal, valid and binding obligations of the Borrower and is enforceable in accordance with its terms, subject only to bankruptcy, insolvency, reorganization, moratorium or similar laws, rulings or decisions at the time in effect affecting the enforceability of rights or creditors generally and to general equitable principles which may limit the right to obtain equitable remedies.

                      ARTICLE III - CONDITIONS AND EFFECTIVENESS

     This Amendment shall become effective on the date first set forth above, provided, however, that the effectiveness of this Amendment is subject to the satisfaction of each of the following conditions:

          3.1 Before and after giving effect to this Amendment, the representations and warranties in ARTICLE IV of the Loan Agreement shall be true and correct as though made on the date hereof except for changes that are permitted by the terms of the Loan Agreement. The execution by the Borrower of this Amendment shall be deemed a representation that the Borrower has complied with the foregoing condition.

          3.2 Before and after giving effect to this Amendment, no Event of Default or no Default, shall have occurred and be continuing under the Loan Agreement except for those expressly waived by the terms hereof. The execution by the Borrower of this Amendment shall be deemed a representation that the Borrower has complied with the foregoing condition.

          3.3 The Bank shall have received the following documents appropriately completed and duly executed by the Borrower and the other Obligors where appropriate:

               (a) This Amendment appropriately completed and duly executed by the Borrower; and

               (b) Such other approvals, opinions or documents, as the Bank may reasonably request.







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                                 ARTICLE IV - GENERAL

          4.1 Expenses. The Borrower agrees to reimburse the Bank upon demand for all reasonable expenses, including reasonable fees of attorneys (who may be employees of the Bank) and legal expenses incurred by the Bank in the preparation, negotiation and execution of this Amendment and any other document required to be furnished herewith, and in enforcing the obligations of the Borrower hereunder, and to pay and save the Bank harmless from all liability for, any stamp or other taxes which may be payable with respect to the execution or delivery of this Amendment, which obligations of the Borrower shall survive any termination of the Loan Agreement.

          4.2 Counterparts. This Amendment may be executed in as many counterparts as may be deemed necessary or convenient, and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed an original but all such counterparts shall constitute but one and the same instrument.

          4.3 Severability. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or affecting the validity or enforceability of such provisions in any other jurisdiction.

          4.4 Law. This Amendment shall be a contract made under the laws of the State of Minnesota, which laws shall govern all the rights and duties hereunder.

          4.5 Successors: Enforceability. This Amendment shall be binding upon the Borrower and the Bank and their respective successors and assigns, and shall inure to the benefit of the Borrower and the Bank and the successors and assigns of the Bank. Except as hereby amended, the Loan Agreement shall remain in full force and effect and is hereby ratified and confirmed in all respects.

          4.6 Recitals. The recitals hereto are incorporated herein by reference and constitute and integral part of this Amendment.

          4.7 Acknowledgement and Release. In order to induce the Bank to enter into this Amendment, the Borrower: (a) represents and warrants to the Bank that no events have taken place and no circumstances exist at the date hereof which would give the Borrower the right to assert a defense, offset or counterclaim to any claim by the Bank for payment of the Obligations; and (b) hereby releases and forever discharges the Bank and its successors, assigns, directors, officers, agents, employees and participants from any and all actions, causes of action, suits,





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     proceedings, debts, sums of money, covenants, contracts, controversies, claims and demands, at law or in equity, which the Borrower ever had or now has against the Bank or its successors, assigns, directors, officers, agents, employees or participants by virtue of their relationship to the Borrower in connection with the Loan Documents and the transactions related thereto.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the date first written above.

                                           TRANSITION NETWORKS, INC.,
                                           a Minnesota corporation


                                           By:/s/ C.S. MONDELLI
                                              -------------------------
                                               C.S. Mondelli
                                               President and
                                               Chief Executive Officer

                                           U.S. BANK NATIONAL ASSOCIATION, f/k/a
                                           First Bank National Association,
                                           a national banking association


                                           By:/s/ KIM LEPPANEN
                                              -------------------------
                                              Kim Leppanen
                                              Assistanct Vice President

















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